Exhibit 10.1

AMENDMENT NO. 4

TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT NO. 4 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of August 4, 2016, is entered into by and among Lifetime Brands, Inc., as the Company (the “Company”), the financial institutions party hereto as Lenders (collectively, the “Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Credit Agreement referenced below.

WITNESSETH

WHEREAS, the Company, the Foreign Subsidiary Borrowers party thereto, the other Loan Parties party thereto, the Lenders and the Administrative Agent are parties to a Second Amended and Restated Credit Agreement, dated as of January 13, 2014 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”);

WHEREAS, the Company has requested that the Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement; and

WHEREAS, the Lenders party hereto and the Administrative Agent have agreed to such amendments on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Lenders party hereto and the Administrative Agent hereby agree as follows:

Section 1. Amendments. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is amended to insert the following definitions thereto in the appropriate alphabetical order:

“Amendment No. 4 Effective Date” means August 4, 2016.

“Approved Account” means an Account subject to an Approved Account Sale.

“Approved Account Debtor” means any Account Debtor selected by the Company and approved by the Administrative Agent in writing from time to time; provided that, if the Administrative Agent receives evidence reasonably satisfactory to it that no Accounts of such Account Debtor are subject to an Approved Account Sale, then the Administrative Agent may remove such Account Debtor as an Approved Account Debtor by notice to the Company and the Lenders.

“Approved Account Sale” has the meaning assigned to such term in Section 6.05(j).

“Attributable Indebtedness” means, at any time, with respect to any Approved Account Sale, the principal amount of Indebtedness which would be outstanding at such time pursuant to such Approved Account Sale if the sale of the related Approved Accounts thereunder were instead structured as a financing.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“Collateral Deposit Account” has the meaning assigned to such term in the Security Agreement.

“EEA Financial Institution” means (a) any institution established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(b) The definition of “Defaulting Lender” set forth in Section 1.01 of the Credit Agreement is amended to restate clause (d) thereof to read as “(d) has become the subject of (i) a Bankruptcy Event or (ii) a Bail-In Action.”

(c) Clause (a)(vi) of the definition of “EBITDA” appearing in Section 1.01 of the Credit Agreement is hereby amended and restated to read as follows:

(vi) non-recurring charges incurred during such period, which shall not exceed, in the aggregate for all periods occurring on and after the Effective Date $5,000,000 (it being understood and agreed that at least $2,000,000 of such non-recurring charges have been incurred and added back to EBITDA pursuant to this clause (vi) for periods occurring prior to the Amendment No. 4 Effective Date),

(d) The definition of “Eligible Accounts” appearing in Section 1.01 of the Credit Agreement is amended to (i) delete the “or” appearing at the end of clause (aa) thereto, (ii) replace the period at the end of clause (bb) thereto with “; or” and (iii) insert a new clause (cc) thereto to read in its entirety as follows:

(cc) which is owing by an Approved Account Debtor.

(e) Section 2.21 of the Credit Agreement is amended to add the words “or a Bail-In Action” immediately after the words “a Bankruptcy Event” appearing therein.

(f) Article III of the Credit Agreement is amended to add a new Section 3.22 immediately at the end thereof as follows:

Section 3.22 EEA Financial Institutions. No Loan Party is an EEA Financial Institution.

(g) Section 6.01 of the Credit Agreement is amended to (i) delete the “and” appearing at the end of clause (j) thereto, (ii) replace the period at the end of clause (k) thereto with “; and” and (iii) insert a new clause (l) thereto to read in its entirety as follows:

(l) Attributable Indebtedness in respect of any Approved Account Sale, to the extent the purchase of Approved Accounts thereunder is recharacterized as the financing of such Approved Accounts.

(h) Section 6.02 of the Credit Agreement is amended to (i) delete the “and” appearing at the end of clause (q) thereto, (ii) replace the period at the end of clause (r) thereto with “; and” and (iii) insert a new clause (s) thereto to read in its entirety as follows:

(s) Liens on Approved Accounts pursuant to an Approved Account Sale (including any Liens securing Indebtedness permitted by clause (l) of Section 6.01).

(i) The last sentence of Section 6.02 of the Credit Agreement is hereby amended and restated to read as follows:

Notwithstanding the foregoing, none of the Liens permitted pursuant to this Section 6.02 may at any time attach to any Loan Party’s (1) Accounts or Trademarks, other than those permitted under clause (a) of the definition of Permitted Encumbrance and clauses (a) and (s) above or (2) Inventory, other than those permitted under clauses (a) and (b) of the definition of Permitted Encumbrance and clause (a) above.

(j) Clause (A) of the proviso to Section 6.04(d) of the Credit Agreement is hereby amended and restated to read as follows: “(A) any such loans and advances made by a Loan Party shall (x) if requested by the Administrative Agent, be evidenced by a promissory note and, subject to Section 10.13 hereof, pledged pursuant to a Security Agreement and (y) if evidenced by a promissory note, subject to Section 10.13 hereof, be pledged pursuant to a Security Agreement and”. To the extent loans and advances made by any Loan Party in reliance on Section 6.04(d) of the Credit Agreement were not evidenced by a promissory note prior to the Amendment No. 4 Effective Date in accordance with clause (A) of the proviso to Section 6.04(d) of the Credit Agreement (prior to giving effect to this Amendment), the Administrative Agent and the Lenders party hereto hereby waive such noncompliance.

(k) Clause (i) of Section 6.04(q) of the Credit Agreement is hereby amended and restated to read as follows:

(i) acquire and hold accounts receivable owing to any of them if (A) created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary terms or (B) repurchased in connection with any Approved Account Sale,

(l) Section 6.05 of the Credit Agreement is amended to (i) delete the “and” appearing at the end of clause (h) thereto, (ii) replace the “;” appearing at the end of clause (i) thereto with “; and” and (iii) insert a new clause (j) thereto to read in its entirety as follows:

(j) sale by the Loan Parties of Accounts owing by an Approved Account Debtor to one or more financial institutions from time to time in accordance with the terms of documents reasonably satisfactory to the Administrative Agent (an “Approved Account Sale”) so long as (i) one hundred percent (100%) of the net proceeds received by the Loan Parties from such sale shall be deposited in one or more Collateral Deposit Accounts subject to Deposit Account Control Agreements and (ii) if requested by the Administrative Agent, such financial institution will enter into an intercreditor agreement with the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent, with respect to payments made in respect of such Accounts;

(m) Section 6.08(b) of the Credit Agreement is amended to (i) delete the “and” appearing at the end of clause (iii) thereto, (ii) replace the period appearing at the end of clause (iv) thereto with “; and” and (iii) insert a new clause (v) thereto to read in its entirety as follows:

(v) the repurchase of Accounts pursuant to the terms of any Approved Account Sale.

(n) Clause (c) of Section 6.09 is hereby amended to replace the term “investment” set forth therein with the phrase “investment, loan or advance”.

(o) Section 6.10 of the Credit Agreement is amended to (i) replace the “and” appearing immediately before clause (v) thereto with a “,”, (ii) replace the period at the end of clause (v) thereto with the word “and” and (iii) insert a new clause (vi) to read in its entirety as follows:

(vi) clause (a) of the foregoing shall not apply to restrictions and conditions contained in agreements entered into in connection with an Approved Account Sale.

(p) Article IX of the Credit Agreement is amended to add a new Section 9.19 thereto immediately at the end thereof as follows:

Section 9.19 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b) the effects of any Bail-In Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

Section 2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that:

(a) the Administrative Agent shall have received counterparts to this Amendment, duly executed by each of the Company, the Required Lenders and the Administrative Agent;

(b) the Administrative Agent shall have received counterparts to the Consent and Reaffirmation, the form of which is attached hereto as Exhibit A, duly executed by each Loan Party (other than the Company); and

(c) the Administrative Agent shall have received payment of the Administrative Agent’s and its affiliates’ fees and reasonable out-of-pocket expenses (including reasonable out-of-pocket fees and expenses of counsel for the Administrative Agent) in connection with this Amendment.

Section 3. Representations and Warranties of the Company. The Company hereby represents and warrants as follows:

(a) This Amendment has been duly executed and delivered by it and constitutes its legal, valid and binding obligations, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding at law or in equity.

(b) After giving effect to this Amendment, the representations and warranties made by it in the Loan Documents are true and correct as of the date hereof.

(c) Before and immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

Section 4. Effect on Credit Agreement.

(a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to such Agreement, as amended and modified hereby.

(b) Except as specifically amended and modified above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall neither, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

Section 5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section 6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

Section 7. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A facsimile or PDF copy of any signature hereto shall have the same effect as the original thereof.

[The remainder of this page is intentionally blank.]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

LIFETIME BRANDS, INC., as the Company

By	/s/ Laurence Winoker
	Name:	Laurence Winoker
	Title:	Senior Vice President-Finance, Chief Financial Officer and Treasurer

Signature Page to Amendment No. 4 to

Second Amended and Restated Credit Agreement

Lifetime Brands, Inc.

JPMORGAN CHASE BANK, N.A., individually, as Administrative Agent, a Co-Collateral Agent, Issuing Bank, Swingline Lender and a Lender

By:	/s/ Robert A. Kaulius
Name: Robert A. Kaulius
Title: Authorized Officer

Signature Page to Amendment No. 4 to

Second Amended and Restated Credit Agreement

Lifetime Brands, Inc.

HSBC BANK USA, NATIONAL ASSOCIATION, as Syndication Agent, a Co-Collateral Agent and a Lender

By:	/s/ William Conlan
Name: William Conlan
Title: Senior Vice President

Signature Page to Amendment No. 4 to

Second Amended and Restated Credit Agreement

Lifetime Brands, Inc.

CAPITAL ONE BUSINESS CREDIT CORP., as a Lender

By:	/s/ Donna Lubin
Name: Donna Lubin
Title: Director

Signature Page to Amendment No. 4 to

Second Amended and Restated Credit Agreement

Lifetime Brands, Inc.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Robert J. Milas
Name: Robert J. Milas
Title: Senior Vice President

Signature Page to Amendment No. 4 to

Second Amended and Restated Credit Agreement

Lifetime Brands, Inc.

SANTANDER BANK, N.A., as a Lender

By:	/s/ Pasqualina Coppola
Name: Pasqualina Coppola
Title: Senior Vice President

Signature Page to Amendment No. 4 to

Second Amended and Restated Credit Agreement

Lifetime Brands, Inc.

EXHIBIT A

CONSENT AND REAFFIRMATION

[Attached]

CONSENT AND REAFFIRMATION

Each of the undersigned hereby acknowledges receipt of a copy of that certain Amendment No. 4 to Second Amended and Restated Credit Agreement, dated as of August 4 2016 (the “Amendment”), by and among Lifetime Brands, Inc., as the Company (the “Company”), the financial institutions party thereto as Lenders (collectively, the “Lenders”), and JPMorgan Chase Bank, N.A., as the Administrative Agent (the “Administrative Agent”), which amends that certain Second Amended and Restated Credit Agreement, dated as of January 13, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Company, the Foreign Subsidiary Borrowers party thereto, the other Loan Parties party thereto, the Lenders and the Administrative Agent. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and acknowledges and agrees that each Loan Document executed by it remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the Loan Documents shall be a reference to the Credit Agreement as so modified by the Amendment.

Dated: August 4, 2016

[Signature Pages Follow]

IN WITNESS WHEREOF, this Consent and Reaffirmation has been duly executed as of the day and year first above written.

PFALTZGRAFF FACTORY STORES, INC.

By	/s/ Laurence Winoker
	Name:	Laurence Winoker
	Title:	Senior Vice President-Finance and Treasurer

TMC ACQUISITION INC.

By	/s/ Laurence Winoker
	Name:	Laurence Winoker
	Title:	Chief Financial Officer and Treasurer

LIFETIME DELAWARE HOLDINGS, LLC

By	/s/ Laurence Winoker
	Name:	Laurence Winoker
	Title:	Senior Vice President-Finance and Treasurer

CREATIVE TOPS LIMITED

By	/s/ Ronald Shiftan
	Name:	Ronald Shiftan
	Title:	Director

LIFETIME BRANDS UK LIMITED

By	/s/ Ronald Shiftan
	Name:	Ronald Shiftan
	Title:	Director

CREATIVE TOPS HOLDINGS LIMITED

By	/s/ Ronald Shiftan
	Name:	Ronald Shiftan
	Title:	Director

Signature Page to Consent and Reaffirmation for

Amendment No. 4 to Second Amended and Restated Credit Agreement

Lifetime Brands, Inc.

THOMAS PLANT (BIRMINGHAM) LIMITED

By	/s/ Ronald Shiftan
Name: Ronald Shiftan
Title: Director

Signature Page to Consent and Reaffirmation for

Amendment No. 4 to Second Amended and Restated Credit Agreement

Lifetime Brands, Inc.